1 First ULCC Metal Neutral Commercial Alliance – Investor Deck Dec. 1, 2021

2 Executive summary The Opportunity: • Stimulating travel by US nationals to world class Mexican beaches by leveraging Viva’s and Allegiant’s low-cost operating structures with Allegiant’s premium distribution arm • Spread ULCC savings to more consumers – Allowing Allegiant to enter markets it otherwise could not, like Mexico City The Geography: • Mexican beaches: world’s great travel bargain – Agreement provides lower risk investment for Allegiant to other international markets (Despite three previous applications for international/Mexican service, Allegiant never prioritized its implementation) • Opportunity to stimulate demand for Mexican nationals to travel to US leisure destinations • Seasonality – domestic Mexico travel trend is counter-cyclical travel to Allegiant domestic US demand The Partners: • Alignment of cultures: Both Chairman founders and largest shareholders driving complementary “owners” culture among leadership • Both airlines focused in ULCC space and are leaders during pandemic and beyond in respective jurisdictions The Structure: • Full “merger” of transborder flying between the two ULCC parties with 8 working groups to manage the transborder alliance • Agreement pro consumer, greatly enhancing public benefit The Potential (economics): • Significant accretion for both entities – win/win The Investment (equity): • Strategic investment by Allegiant into Viva, expected to strengthen relationship

3 Allegiant and Viva Aerobus synergies drive strong customer benefits • Training & simulator facilities • Consolidated materials/services purchases to reduce cost • Airport fees/contracts cost reduction for VB @ US stations • Enhanced utilization of aircraft and overhead on off-peak times Cost Synergies Revenue Synergies Operational Synergies • Allegiant’s commercial experience in the US leisure market • Allegiant’s U.S. distribution at higher unit revenue • Viva Aerobus’ knowledge and business relationships with existing Mexican resorts and tour operators • Upwards of 300 non-stop route ideas, a majority on routes with no existing non-stop service • “Metal Neutral” flying with similar cost structures allow significant operational synergies • Sharing of resources and facilities across both sides of the border: • Customer call centers • Crew training • Maintenance • Viva Aerobus’ bus network for last mile

4 Leisure destinations within narrowbody range 5 25 45 65 85 105 125 145 N on -s to p ro ut es Orlando Phoenix Tampa Miami Southwest Florida Cancun San Juan Los Cabos Puerto Vallarta Punta Cana San Jose Santo Domingo Allegiant already serves the largest leisure destinations Aruba Hawaii Bubble size based on O&D PPDEW FY2019 Cancun Los Cabos Puerto Vallarta San Juan San Jose Aruba Punta Cana Santo Domingo Nassau Hawaii Sabre O&D Market Intelligence, Schedules Non-Stop Routes To Leisure Destinations From US 2004-2021

Market opportunity ~25M leisure US pax per year

~ 31m Pax MEX-USA (2019)

Share	Description	Note
~30%	• Mexican nationals Visiting Friends and Relatives (VFR); as well as Mexican passengers flying to the US for business and leisure. • The market where VivaAerobus and other Mexican airlines compete	The market where VivaAerobus and other Mexican airlines compete.
~20%	US Passengers flying to Mexico for business purposes.	These passengers generally fly on US legacy airlines
~50%	US passengers flying for leisure to Mexican beaches like Cancun or Los Cabos.	THE OPPORTUNITY: A market exclusively served by US carriers via hubs but with a **huge point to point potential for ULCC's.**



Capacity Share 2021
25%
21%
16%
11%
8%
7%
6%
5%
2%
1%
0%
jetBlue
viva aerobus

5

Non-stop markets without ULCC service



Cancun
FAR
STC
RAP
ATW
TVC
BOS
CID
RFD
TOL
GRI
OMA
SPI
GJT
HGR
CKB
HTS
LEX
ICT
ORF
AZA
ABQ
AMA
OKC
LIT
MEM
BNA
GSP
SHV
TUS
ELP
GPT
VPS
JAX
PGD
MFE
EYW
Bubble size based on
O&D PPDEW FY2019



Puerto Vallarta
MSO
GTF
BZN
BIL
BIS
FAR
STC
RDM
BOI
JAC
RAP
ATW
MFR
CID
GRI
PVU
GJT
RNO
BLV
HTS
LEX
MRY
ICT
SMX
ABQ
AMA
OKC
LIT
MEM
BNA
TYS
USA
SAN
TUS
ELP
SHV
MSY
VPS
MFE
EYW
Bubble size based on
O&D PPDEW FY2019



Los Cabos
MOT
GEG
MSO
GTF
BIS
FAR
PSC
BZN
BIL
STC
RDM
BOI
JAC
RAP
ATW
MFR
CID
GRI
PVU
GJT
RNO
BLV
LEX
MRY
ICT
SMX
ABQ
AMA
OKC
LIT
MEM
BNA
GSP
SAN
TUS
ELP
SHV
MSY
VPS
MFE
EYW
Bubble size based on
O&D PPDEW FY2019

83 Allegiant airports
- 76 no non-stop service
- 7 non-stop but non-ULCC

(FY 2021 metro basis)

90 Allegiant airports
- 82 no non-stop service
- 8 non-stop but non-ULCC

(FY 2021 metro basis)

91 Allegiant airports
- 81 no non-stop service
- 10 non-stop but non-ULCC

(FY 2021 metro basis)

Source: Schedules. Sabre O&D Market Intelligence
Note: Includes all Allegiant airports as of FY2021 within 1,900mi range. Many route opportunities would require additional customs federal inspection facilities

6

7 Agreement structure Key Terms Details Joint Venture Scope • Scheduled service on all non-stop routes between the US and Mexico • Connecting flights beyond US/Mexico • Public charter coordination on all points between US and Mexico (private charters excluded) Management • JV Executive Committee – 4 executive leaders from each JV partner – meet 2x annually • 8 Other committees – Network, Marketing, Stations/Ops, IT, CELT, Revenue Management, Fleet, Finance & Accounting, to meet 4x annually to review, plan and coordinate Exclusivity • Exclusive partners – neither partner will request government approval for or implement a separate JV, alliance, or codeshare involving service between Mexico and the US while the JV is in effect • The parties may jointly decide to add an additional JV partner only on the condition of both parties’ approval Commercial Cooperation/Coordination • Fully integrated alliance – marketing, sales, revenue management, network, IT, reciprocal codeshare • Complete “Metal neutrality” • Co-ground handling and co-located at airports where applicable • Joint branding where applicable • Reciprocity on loyalty and Frequent Flyer Program (FFP) benefits – loyalty points coordination Revenue/Profit share • 50/50 profit sharing on all “new” JV routes – controllable variable costs covered dollar for dollar for operating carrier, revenue above cost split equally • Incremental profit share on “existing” routes to US/Mexico points at established 2021 baseline Network Governance • By mutual consent – coordination between network and revenue management teams • Restrictions on unilateral network decisions for points between the US and Mexico Timing • JV to be implemented no later than 30 days after receipt of all government and regulatory approvals including antitrust immunity – joint network plan and flights for sale within the following 90 days Term • Indefinitely and for a minimum period of at least fifteen years with one-year cancellation window with payment penalty upon change of control

8 Alliance profit share Revenue Direct Expenses ~40% of Revenue Remainder Revenue Less Direct ~60% of Revenue Viva Aerobus Share Allegiant Share 50% of Remainder 50% of Remainder

9 Together we do more Finance Working Group Network Working Group Revenue Working Group Marketing Working Group Stations/ Ops Working Group IT Working Group CELT Working Group Fleet Working Group Executive Working Group • Experienced and well-connected partners in Mexico helps insulate risk • Alignments of cultures; Strong and complementary management teams on both sides • Both Allegiant and VIVA are ULCCs based in the US and Mexico, respectfully, and both well positioned to thrive in post-pandemic world

10 Viva Aerobus and Allegiant’s complementary seasonality Source: Schedules 40% 50% 60% 70% 80% 90% 100% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Complementary •Q1 strongest quarter for beach traffic, but weakest for Viva •Opportunity to maximize flying on Saturday - an off-peak day for Allegiant, particularly on the US West Coast, but a peak day in Mexican beach markets Departures as % of Peak Month 2019

11 Alliance with ATI* will enhance Allegiant’s ability to provide consumer benefits 1. Current Plan Entry Plan (none) 2. Allegiant Only Network (No Alliance) +20 Years 3. Alliance Network (ATI Approval)  Call Out: CUN – SBN  Not easily routable for G4  No out & back  No aircraft or crew base  Viva could operate it easily  Allegiant has a strong Point of Sale in SBN CUN Non-Stop City Pairs Example *ATI Antitrust Immunity

12 Allegiant’s lower costs at US airports and the ability to connect with Allegiant’s network will enable Allegiant and Viva to launch thin routes from mid-size Mexican cities to US leisure destinations. Expected benefits to Viva • Lower ground handling cost • Lower fuel contracts • Lower airport / gates costs • Connecting with other US destinations New routes from midsize Mexican cities to leisure destinations in the US

13 Allegiant and Viva together will be a far more effective competitor 22% 22% 17% 11% 6% 5% 5% 5% 3% 3% 1% Transborder Market Distribution 2021: O&D Passengers OTHER (SY,VW) Potential Transborder Market Distribution With Allegiant/Viva Aerobus Alliance OTHER (SY,VW) 21% 21% 16% 11% 10% 5% 5% 4% 3% 3% 1% Sources: O&D Sabre (Market Intelligence). Potential Transborder Market Distribution assumes 2026 network with 88 transborder routes and on average 16 A/C lines dedicated to Alliance flying

14 Alliance expected to produce strong financial growth and create jobs Incremental Aircraft Lines due to Alliance 2023E - 2026E – Transborder Flights 100 312 668 858 956 2023E 2024E 2025E 2026E 2027E Job Growth at Allegiant and Viva due to Alliance 2023E-2027E Source: Internal Financial Model 2 5 12 16 18 0 2 4 6 8 10 12 14 16 18 20 2023E 2024E 2025E 2026E 2027E A ll ia n c e A /C L in e s

15 Alliance (JV) and equity investment will add value Revenue for Allegiant-operated flights in JV JV profit sharing settlements in other revenue Expenses for Allegiant-operated flights in JV •$50 million equity stake in Viva – comparable to similar stakes by Delta/United/American in JV partners •Board seat on Viva board to be held by Maury Gallagher pending Mexican governmental approval

16 Asset light hotel management potential opportunities Source: Mexico Secretariat of Tourism 23,910 30,706 5,952 8,581 5,065 6,931 34,927 46,217 2010 2020 Available Rooms in Cancun by Hotel Category 2010 and 2020 Stars or lower Stars Stars Hotels within 40mins from CUN ~456 hotels/resorts Resorts size range from 500 to 2,500 rooms New resorts opening in ‘22 6 resorts & 2,800 rooms Average length of stay 5 days (5 stars resorts)

17 Expected timeline – subject to regulatory approval Jul 2022 Aug 2022 Sep 2022 Oct 2022 Nov 2022 Dec 2022 Jan 2023 Feb 2023 Mar 2023 ATI is approved Allegiant & Viva start coordinating Selling new and existing transborder inventory Alliance flights start operating External events outside of Allegiant and Vivaaerobus control could delay the expected timeline. These events include pandemic-related concerns, market performance, and Mexico's successful resolution of IASA's audit.